The HIT Outperforms its Benchmark by 338 Basis Points

The AFL-CIO Housing Investment Trust made one of its strongest showings ever against its benchmark in February. The HIT outperformed the benchmark by 338 basis points with a net return of 5.44% for the one-year period ending February 28, 2009. On a gross basis, the HIT’s one-year return of 5.88% exceeded the Barclays Capital Aggregate Bond Index by 382 basis points.

The HIT’s strong showing came at a time when major stock market indices continued to plummet. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of –46.3%, –43.9 % and –41.4%, respectively, for the same one-year period.

HIT participants were well served by the HIT’s prudent and disciplined strategy of matching the benchmark’s interest rate risk while substituting high credit quality multifamily mortgage-backed securities (MBS) for corporate securities in the benchmark. Spreads on these government agency and government-sponsored enterprise MBS tightened significantly (by 20 basis points to 70 basis points) during February as the market recognized their value, while corporate bonds performed poorly as credit market turmoil increased. Corporate bonds, which comprised 17.7% the Barclays Index, showed “excess returns” of –1.43% in the month of February. Corporate bonds have not provided diversification relative to equities because both reflect concerns about corporate financial strength during a deepening recession.

The HIT seeks to provide competitive returns to its investors and preserve capital through its investments in high credit quality MBS. The HIT stands alone in achieving these returns while also creating union jobs and affordable housing through its investments. Pension funds create a powerful, pro-union economic stimulus by investing in the HIT.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at

www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.